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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 13, 2012

Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-152934	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K supercedes, in its entirety, the Form 8-K filed by Nortek, Inc. on June 13, 2012, solely to refile Exhibit 10.1 to include Annex A to the Amendment (as defined below).

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 13, 2012, Nortek, Inc. (the “Company”) publicly announced that it has amended and extended its $300 million revolving asset-based credit agreement (the “Amendment”).
The Amendment lowers the interest rates payable by the Company and extends the maturity from December 17, 2015 to June 13, 2017. Additionally, certain provisions of the credit agreement have been amended to enhance the Company's financial and operational flexibility, and is attached hereto as Exhibit 10.1
A copy of the press release announcing the Amendment is attached hereto as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1
Second Amendment to Credit Agreement dated as of June 13, 2012 among NORTEK, INC., as the Specified U.S. Borrower, VENTROL AIR HANDLING SYSTEMS INC., as the Canadian Borrower, the other Borrowers named therein, BANK OF AMERICA, N.A., as Administrative Agent, U.S. Swing Line Lender and U.S. L/C Issuer, BANK OF AMERICA, N.A. (acting through its Canada branch), as Canadian Swing Line Lender and Canadian L/C Issuer, the other Lenders party thereto, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and WELLS FARGO CAPITAL FINANCE, LLC as Joint Lead Arrangers, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED as Sole Bookrunner, BANK OF AMERICA, N.A., as Collateral Agent, WELLS FARGO CAPITAL FINANCE, LLC, as Syndication Agent and UBS Securities LLC and US BANK, N.A., as Co-Documentation Agents.

99.1	Press release, dated June 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    NORTEK, INC.

By: /s/ Edward J. Cooney
Name: Edward J. Cooney
Title: Senior Vice President and Treasurer

Date: June 15, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

10.1
Second Amendment to Credit Agreement dated as of June 13, 2012 among NORTEK, INC., as the Specified U.S. Borrower, VENTROL AIR HANDLING SYSTEMS INC., as the Canadian Borrower, the other Borrowers named therein, BANK OF AMERICA, N.A., as Administrative Agent, U.S. Swing Line Lender and U.S. L/C Issuer, BANK OF AMERICA, N.A. (acting through its Canada branch), as Canadian Swing Line Lender and Canadian L/C Issuer, the other Lenders party thereto, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and WELLS FARGO CAPITAL FINANCE, LLC as Joint Lead Arrangers, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED as Sole Bookrunner, BANK OF AMERICA, N.A., as Collateral Agent, WELLS FARGO CAPITAL FINANCE, LLC, as Syndication Agent and UBS Securities LLC and US BANK, N.A., as Co-Documentation Agents.

99.1	Press release, dated June 13, 2012.